Exhibit 10.1

Execution Version
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED
AND REPLACED WITH “[Omitted]”. SUCH IDENTIFIED INFORMATION HAS BEEN
EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II)
WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.
FORBEARANCE AGREEMENT
This FORBEARANCE AGREEMENT, dated as of May 2, 2025 (this “Agreement”), is by and among (i) Sunnova Energy Corporation, a Delaware corporation (“SEC” and the “Issuer”), (ii) Sunnova Energy International Inc., a Delaware Corporation (“SEI”) and Sunnova Intermediate Holdings, LLC (“Sunnova Intermediate” and, together with the Issuer and SEI, the “Obligors”), each as guarantors under the 2028 Senior Notes Indenture and the 2026 Senior Notes Indenture (each as defined below), and (iii) the undersigned beneficial holders or investment managers or advisors for such beneficial holders (together with any party that executes a Forbearance Joinder Agreement (the form of which is attached hereto as Exhibit A) after the date hereof, the “Supporting Holders”) of SEC’s 11.750% Senior Notes due 2028 (the “2028 Senior Notes”) and 5.875% Senior Notes due 2026 (the “2026 Senior Notes” and, together with the 2028 Senior Notes, the “Notes”).
WHEREAS, SEC is party to that certain Indenture, dated as of September 26, 2023 (the “2028 Senior Notes Indenture”) among SEC, each of SEI and Sunnova Intermediate as guarantors and Wilmington Trust, National Association, as trustee, under which the 2028 Senior Notes were issued;
WHEREAS, SEC is party to that certain Indenture, dated as of August 17, 2021 (the “2026 Senior Notes Indenture” and, together with the 2028 Senior Notes Indenture, the “Senior Notes Indentures”) among SEC, each of SEI and Sunnova Intermediate as guarantors and Wilmington Trust, National Association, as trustee, under which the 2026 Senior Notes were issued;
WHEREAS, the current principal amount outstanding of the 2028 Senior Notes is approximately $400 million and interest payments on the 2028 Senior Notes are due semiannually, on April 1 and October 1 (or if any day is not a business day, on the next succeeding business day) and an interest payment on the 2028 Senior Notes of approximately $23.5 million was due on April 1, 2025 (the “2028 Senior Notes Payment”), and SEC failed to make such 2028 Senior Notes Payment (the “Specified Default”);
WHEREAS, pursuant to Section 6.01(1) of the 2028 Senior Notes Indenture, a default for 30 days in the payment when due of interest on the 2028 Senior Notes will mature into an Event of Default under the 2028 Senior Notes Indenture, and therefore the Specified Default will mature into an Event of Default on May 1, 2025 (the “Resulting Event of Default”);
WHEREAS, pursuant to Section 6.01(5) of 2026 Senior Notes Indenture, a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness (as defined therein) for money borrowed by SEC or any Guarantor (as defined therein), if (a) that default (x) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”), or (y) results in the acceleration of such Indebtedness prior to its express maturity, and (b) in each case described in clauses (x) or (y) above, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $75.0 million or more shall constitute an Event of Default (a “Resulting Cross-Default”);
WHEREAS, pursuant to Section 6.02 of each Senior Notes Indenture, if any Event of Default other than an Event of Default specified in Section 6.01(8) or Section 6.01(9) of such Senior Notes Indenture occurs and is continuing, the applicable trustee or holders of at least 30% in aggregate principal amount of the then outstanding applicable notes by written notice to SEC may declare all the applicable notes to be due and payable immediately (a “Resulting Acceleration” and, together with the Resulting Event of Default and the Resulting Cross-Default, the “Specified Events of Default”);
WHEREAS, upon the terms and conditions contained herein, during the Forbearance Period (as defined below) the Supporting Holders are prepared to (i) forbear from exercising, and directing the applicable trustee or otherwise taking any action to cause any other Holders (as defined by each Senior Notes Indenture) to exercise, their rights and remedies in respect of the applicable Senior Notes Indenture and the Notes with respect to the Specified Default and the Specified Events of Default and (ii) in the event that the applicable trustee or any Holder or group of Holders declares the Notes to be due and payable immediately (an “Acceleration”), to deliver written notice to the applicable trustee to rescind and annul such Acceleration and its consequences and take all other action in their power to cause such Acceleration to be rescinded and annulled.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section I.FORBEARANCE
Section 1.01Forbearance. During the Forbearance Period, each Supporting Holder (severally and not jointly) hereby agrees (i) to forbear from exercising any of their rights and remedies, including with respect to an acceleration, under applicable Senior Notes Indenture or applicable law with respect to the Specified Default and Specified Events of Default and (ii) in the event that the applicable trustee or any Holder or group of Holders takes any action which results in an Acceleration during the Forbearance Period, to deliver written notice to the applicable trustee to rescind such Acceleration and its consequences and take all other action in their power to cause such Acceleration to be rescinded and annulled. During the Forbearance Period, each Supporting Holder (severally and not jointly) agrees that it (individually or collectively) will not deliver any notice or instruction to the applicable trustee directing the applicable trustee to exercise during the Forbearance Period any of the rights and remedies under applicable Senior Notes Indenture or applicable law with respect to the Specified Default and the Specified Events of Default.
Section 1.02Limitation on Transfers of Notes. During the Forbearance Period, each of the Supporting Holders hereby agrees not to sell, assign, pledge, lend, hypothecate, transfer or otherwise dispose of (each, a “Transfer”) any ownership (including beneficial ownership) of Notes (or any rights in respect thereof, including but not limited to the right to vote) held by such Supporting Holder as of the date hereof except to a party who (i) is already a Supporting Holder party to this Agreement or (ii) prior to such Transfer, agrees in writing to be bound by all of the terms of this Agreement (including with respect to any and all claims it already may hold against the Obligors prior to such Transfer) by executing a Forbearance Joinder Agreement substantially in the form of Exhibit A hereto, and delivering an executed copy thereof, within two (2) business days of closing of such Transfer, to counsel to the Obligors and counsel to the Supporting Holders, Paul, Weiss, Rifkind, Wharton & Garrison, LLP (“Paul, Weiss”) at arosenberg@paulweiss.com, aeaton@paulweiss.com, and spak@paulweiss.com. Any Transfer made in violation of this Section 1.02 shall be void ab initio, and the Obligors shall have the right to enforce the voiding of any such Transfer.
Section 1.03Forbearance Period. The forbearance shall commence on the Forbearance Effective Date (as defined below) and continue until the earlier of (a) May 8, 2025 and (b) the date on which any Event of Termination (as defined below) shall have occurred (the “Termination Date” and the period commencing on the Forbearance Effective Date and ending on the Termination Date, the “Forbearance Period”). From and after the Termination Date, the forbearance shall immediately and automatically terminate and have no further force or effect, and each of the Supporting Holders shall be released from any and all obligations and agreements under this Agreement and shall be entitled to exercise any of the rights and remedies as if this Agreement had never existed, and all of the rights and remedies under the applicable Senior Notes Indenture and the Notes and in law and in equity shall be available without restriction or modification, as if this forbearance had not occurred.
Section 1.04Effect of Forbearance. No Supporting Holder has waived (regardless of any delay in exercising such rights and remedies) any default or Event of Default that may be continuing on the date hereof or any default or Event of Default that may occur after the date hereof (whether the same or similar to the Specified Default, the Specified Events of Default or otherwise), and no Supporting Holder has agreed to forbear with respect to any of its rights or remedies concerning any default or Event of Default (other than, during the Forbearance Period, the Specified Default and the Specified Events of Default and solely to the extent expressly set forth herein) that may have occurred or be continuing as of the date hereof, or that may occur after the date hereof. Except as expressly set forth herein, each Supporting Holder reserves all of its rights, powers, and remedies under the applicable Senior Notes Indenture, the Notes and applicable law. Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly constitute a course of dealing or other basis for altering the applicable Senior Notes Indenture, the Notes, or any other contract, agreement or instrument. The Supporting Holders’ agreement to forbear from exercising certain of their rights and remedies with respect to the Specified Default during the Forbearance Period does not in any manner whatsoever limit any Supporting Holder’s right to insist upon strict compliance with the applicable Senior Notes Indenture and the Notes.
Section II.EVENTS OF TERMINATION
Section 2.01Events of Termination. The Forbearance Period shall automatically terminate if any of the following events shall occur (each, an “Event of Termination”):
(a)a case under title 11 of the United States Code or any similar reorganization, liquidation, insolvency, or receivership proceeding under applicable law is commenced by or against the Obligors or a subsidiary of the Obligors; or

(b)the failure of the Obligors to timely comply with any term, condition, or covenant set forth in this Agreement, including the timely satisfaction of the Cleansing Obligation.
Section III.REPRESENTATIONS AND WARRANTIES AND AGREEMENTS
Section 3.01Representations and Warranties of the Obligors. In consideration of the foregoing agreements, the Obligors hereby represent and warrant to each Supporting Holder as follows:
(a)Each of this Agreement, the Senior Notes Indentures and the Notes constitutes a valid and legally binding agreement, enforceable against the Obligors, as applicable, in accordance with its terms.
(b)Each of the Obligors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and, as applicable, perform its obligations hereunder and under the Senior Notes Indentures and the Notes, as applicable.
(c)Each of this Agreement, the Senior Notes Indentures and the Notes has been duly and validly authorized by the Obligors and has been duly executed and delivered by the Obligors.
(d)As of the date hereof, except for the Specified Default, Resulting Event of Default, and Resulting Cross-Default, no default or Event of Default has occurred or is continuing under this Agreement, the Senior Notes Indentures or the Notes.
(e)The Obligors will provide draft cleansing materials in form and substance reasonably satisfactory to Evercore no later than 11:59 p.m. (prevailing Eastern Time) on May 5, 2025 (the "Cleansing Obligation").
Section 3.02Representations and Warranties of the Supporting Holders. In consideration of the foregoing agreements, each Supporting Holder severally but not jointly hereby represents and warrants to the Obligors as follows:
(a)This Agreement constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms.
(b)As of the date hereof, it beneficially holds, or advises or manages for a beneficial holder, the principal amount of Notes set forth below such Supporting Holder’s signature hereto and to that extent it advises or acts as a manager for any beneficial holder, it has the authority to enter into this Agreement on behalf of such beneficial holder and that this Agreement is a valid and legally binding agreement, enforceable against that holder and such party.
Section 3.03The parties to this Agreement acknowledge that (a) nothing in this Agreement, including the presentation of drafts from one party to another, constitutes the making of an offer to sell or the solicitation of an offer to buy securities or loans of any kind or the solicitation of a consent or waiver of any rights under the applicable Senior Notes Indenture and (b) the entry into this Agreement shall not constitute, directly or indirectly, a waiver, an amendment, an incurrence, a refinancing, an extension or a modification in any way of any debt or a recapitalization or restructuring in any way of the obligations of the Obligors.

Section 3.04The Supporting Holders have not made any assurances concerning (a) the manner in which or whether any Event of Default may be resolved or (b) any additional forbearance or any waiver, restructuring or other accommodations.
Section IV.CONDITIONS TO EFFECTIVENESS
Section 4.01This Agreement shall become effective at the time (the “Forbearance Effective Date”) that all of the following conditions precedent have been met (or waived by the Supporting Holders):
Section 4.01Execution of this Agreement. The parties to this Agreement shall have received counterparts of this Agreement duly executed by (i) the Obligors and (ii) the beneficial holders, or investment managers or advisors for such beneficial holders, of at least 70% of the outstanding principal amount of each series of the Notes.
Section 4.02Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects, and no default or Event of Default (other than the Specified Default, Resulting Event of Default, and Resulting Cross-Default) shall exist on the date hereof or on the Forbearance Effective Date.
Section 4.03Payment of Fees. The Obligors shall have reimbursed or paid all accrued and unpaid expenses of the Supporting Holders as of March 31, 2025, including the reasonable and documented fees, charges and disbursements of (i) Paul, Weiss, as counsel to the Supporting Holders, and (ii) Evercore Group L.L.C., as financial advisor to the Supporting Holders (“Evercore”) (in accordance with the corresponding engagement letters entered into between Paul, Weiss, Evercore and SEI, as applicable).
Section V.MISCELLANEOUS
Section 5.01Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.
Section 5.02Interpretive Matters.
(a)Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection and clause references herein are to this Agreement unless otherwise specified.
(b)The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, any individual, corporation, company, partnership or other entity.
(c)Capitalized terms used but not defined in this Agreement have the meanings given to them in the applicable Senior Notes Indenture.
Section 5.03Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the conflict of law rules and principles thereof.

Section 5.04Successors and Assigns. This Agreement shall be binding upon the Obligors, the Supporting Holders and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.
Section 5.05Additional Parties. Without in any way limiting the provisions hereof, additional holders or beneficial owners of Notes may elect to become parties to this Agreement by executing and delivering to counsel to the Obligors and Paul, Weiss a Forbearance Joinder Agreement substantially in the form of Exhibit A hereto. Such additional holder or beneficial owner of Notes shall become a Supporting Holder under this Agreement in accordance with the terms of this Agreement.
Section 5.06Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
Section 5.07Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.
Section 5.08Jury Trial Waiver. The Obligors and the Supporting Holders, by acceptance of this Agreement, mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based herein, arising out of, under or in connection with this Agreement and the applicable Senior Notes Indenture or any other documents contemplated to be executed in connection herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party, including, without limitation, any course of conduct, course of dealings, statements or actions of any Supporting Holder relating to the administration of the Notes or enforcement of the applicable Senior Notes Indenture arising out of tort, strict liability, contract or any other law, and agree that no party will seek to consolidate any such action with any other action in which a jury trial cannot be or has not been waived.
Section 5.09Email. Unless the context of this Agreement clearly requires otherwise, any notice or other communication required by this Agreement, regardless of whether the applicable subsection of this Agreement contemplates email delivery of such notice or communication, may be done via email.
Section 5.10Amendment. This Agreement may only be amended or modified in writing (including email by counsel) by the Obligors and each Supporting Holder.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
SUNNOVA ENERGY INTERNATIONAL INC.

By: /s/ Ryan Omohundro
Name: Ryan Omohundro
Title: Authorized Signatory

SUNNOVA ENERGY CORPORATION

By: /s/ Ryan Omohundro
Name: Ryan Omohundro
Title: Authorized Signatory

SUNNOVA INTERMEDIATE HOLDINGS, LLC

By: SUNNOVA ENERGY CORPORATION, its sole member

By: /s/ Ryan Omohundro
Name: Ryan Omohundro
Title: Authorized Signatory

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

Oaktree Opportunities Fund XII Holdings (Delaware), L.P.

By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member

By: /s/ Jared Parker
Name: Jared Parker
Title: Authorized Signatory

By: /s/ Ross Rosenfelt
Name: Ross Rosenfelt
Title: Authorized Signatory

Oaktree Opps XII Holdco, L.P.

By: Oaktree Fund GP 1A, Ltd
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Director

By: /s/ Jared Parker
Name: Jared Parker
Title: Authorized Signatory

By: /s/ Ross Rosenfelt
Name: Ross Rosenfelt
Title: Authorized Signatory

[Signature Page to Forbearance Agreement]

Oaktree Value Opportunities Fund, L.P.

By: Oaktree Value Opportunities Fund GP, L.P.
Its: General Partner
By: Oaktree Value Opportunities Fund GP Ltd.
Its: General Partner
By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Managing Director

By: /s/ Andrew West
Name: Andrew West
Title: Managing Director

Oaktree Phoenix Investment Fund, L.P.

By: Oaktree Phoenix Investment Fund GP, L.P.
Its: General Partner
By: Oaktree Phoenix Investment Fund GP Ltd.
Its: General Partner
By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Managing Director

By: /s/ Andrew West
Name: Andrew West
Title: Managing Director
[Signature Page to Forbearance Agreement]

Oaktree London Liquid Value Opportunities Fund (VOF), L.P.

By: Oaktree London Liquid Value Opportunities Fund (VOF) GP, L.P.
Its: General Partner
By: Oaktree London Liquid Value Opportunities Fund GP Ltd.
Its: General Partner
By: Oaktree Capital Management, L.P.
Its: Director

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Managing Director

By: /s/ Andrew West
Name: Andrew West
Title: Managing Director

Boston Patriot Arlington St LLC

By: Oaktree Capital Management, L.P.
Its: Investment Manager

By: /s/ Steven Tesoriere
Name: Steven Tesoriere
Title: Managing Director

By: /s/ Andrew West
Name: Andrew West
Title: Managing Director

Supporting Holder’s principal amount of:
2028 Senior Notes: [Omitted]
2026 Senior Notes: [Omitted]

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDERS:

Voya Investment Management Co. LLC

Voya Investment Management Co. LLC has advised that it is a multi-strategy investment firm and, through separate affiliated funds and/or employee advisors, supervises business groups and affiliated funds that may at any time and from time to time hold debt or interests in the Obligors other than the Notes. For the avoidance of doubt, notwithstanding anything herein to the contrary, including, but not limited to, Section 1.02 of this Agreement, the terms of this Agreement shall not apply to such business groups, employees or affiliated funds of Voya Investment Management Co. LLC or any of their holdings.

By: /s/ James Dudnick
Name: James Dudnick
Title: SVP Lead Portfolio Manager

Supporting Holder’s principal amount of:
2028 Senior Notes: [Omitted]
2026 Senior Notes: [Omitted]

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

CastleKnight Management LP

By: /s/Christopher H. Sullivan
Name: Christopher H. Sullivan
Title: Authorized Signatory

Supporting Holder’s principal amount of:
2028 Senior Notes: [Omitted]
2026 Senior Notes: [Omitted]

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

Farallon Capital Management, L.L.C.

By: /s/ Rajiv Patel
Name: Rajiv Patel
Title: Managing Member

Supporting Holder’s principal amount of:
2028 Senior Notes: [Omitted]
2026 Senior Notes: [Omitted]

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

Capital Ventures International

By: Susquehanna Advisors Group, Inc.
Its: Authorized Agent

By: /s/ [Omitted]
Name: [Omitted]
Title: Treasurer

Supporting Holder’s principal amount of:
2028 Senior Notes: [Omitted]
2026 Senior Notes: [Omitted]

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

EACH ENTITY LISTED ON APPENDIX A — PART 1 HERETO, EACH SEVERALLY AND NOT JOINTLY

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signer

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

EACH ENTITY LISTED ON APPENDIX A — PART 2 HERETO, EACH SEVERALLY AND NOT JOINTLY

By: FIAM LLC, as Investment Manager, Sub-Advisor or as otherwise authorized

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signer

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

EACH ENTITY LISTED ON APPENDIX A — PART 3 HERETO, EACH SEVERALLY AND NOT JOINTLY

By: Fidelity Investments Canada ULC, its Manager

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signer

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

EACH ENTITY LISTED ON APPENDIX A — PART 4 HERETO, EACH SEVERALLY AND NOT JOINTLY

By: Fidelity Diversifying Solutions LLC, as Investment Advisor, Sub-Advisor or as otherwise authorized

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signer

[Signature Page to Forbearance Agreement]

SUPPORTING HOLDER:

EACH ENTITY LISTED ON APPENDIX A — PART 5 HERETO, EACH SEVERALLY AND NOT JOINTLY

By: Fidelity Institutional Asset Management Trust Company, as Trustee, Investment Manager or as otherwise authorized

By: /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signer

[Signature Page to Forbearance Agreement]

Appendix A

[Omitted]

Exhibit A
FORM OF FORBEARANCE JOINDER AGREEMENT
[●], 2025
Sunnova Energy International Inc.
20 East Greenway Plaza, Suite 540
Houston, TX 77046
Attention: Chief Financial Officer
RE:    Forbearance Agreement
Ladies and Gentlemen:
Reference is made to the Forbearance Agreement, dated as of [●], 2025, entered into among the Obligors and the Supporting Holders party thereto (such Forbearance Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Forbearance Joinder Agreement, being the “Forbearance Agreement”). Any capitalized terms not defined in this Forbearance Joinder Agreement have the meanings given to them in the Forbearance Agreement.
SECTION I. Joining Obligations Under the Forbearance Agreement. The undersigned (the “Joining Holder”) hereby agrees, as of the date first above written, to join and to be bound as a Supporting Holder by all of the terms and conditions of the Forbearance Agreement, to the same extent as each of the other Supporting Holders thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Forbearance Agreement to a “Supporting Holder” shall also mean and be a reference to the undersigned, including the making of each applicable representation and warranty set forth in Section 3 of the Forbearance Agreement.
SECTION II. Execution and Delivery. Delivery of an executed counterpart of a signature page to this Forbearance Joinder Agreement by telecopy or in .PDF or similar format by email shall be effective as delivery of an original executed counterpart of this Forbearance Joinder Agreement. For the avoidance of doubt, the Obligors do not need to separately execute this Forbearance Joinder Agreement but are nevertheless bound by the terms of the Forbearance Agreement with respect to the Joining Holder as if such Joining Holder were a party to the Forbearance Agreement.
SECTION III. Governing Law; Waiver of Jury Trial, Etc. The parties hereto hereby agree that Sections 5.03 and 5.08 of the Forbearance Agreement shall apply to this Forbearance Joinder Agreement.
[Signature Page Follows]
A-1

Very truly yours,
[JOINING HOLDER]
By:
Name:
Title:
Holder’s principal amount of:
2028 Senior Notes: [$[●]][N/A]
2026 Senior Notes: [$[●]][N/A]

A-2